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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                 DEFIANCE, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                                 DEFIANCE, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON OCTOBER 23, 1998

To Our Stockholders:

The Annual Meeting of Stockholders of Defiance, Inc. will be held at the Ohio Savings Plaza Amphitheater, 1801 East Ninth Street, Cleveland, Ohio on Friday, October 23, 1998 at 1:30 p.m. E.D.T. to consider and act upon the following matters:

        1. To elect two directors, each to serve for a term of three years;

        2. To approve the Company's 1998 Stock Option Plan; and

        3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only those holders of Common Stock of record at the close of business on September 11, 1998 are entitled to notice of and to vote at the Annual Meeting.

                                              By order of the Board of
                                              Directors,

                                                  Michael J. Meier
                                                     Secretary

September 18, 1998

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. Please sign, date and return your proxy card in the return envelope provided as soon as possible. This will not prevent you from voting your shares in person if you are present at the Annual Meeting.

                                 DEFIANCE, INC.
                         1111 CHESTER AVENUE, SUITE 750
                             CLEVELAND, OHIO 44114

                       ----------------------------------
                                PROXY STATEMENT
                       ----------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                   FRIDAY, OCTOBER 23, 1998, 1:30 P.M. E.D.T.

The Board of Directors of Defiance, Inc. ("Defiance" or the "Company") furnishes this Proxy Statement in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders to be held on October 23, 1998 (the "Annual Meeting") and at any adjournment.

Each proxy will be voted as specified by the stockholder. Any properly signed proxy not specifying the contrary will be voted in accordance with the recommendations of the Board of Directors of the Company, which are FOR the election of each nominee for director as named herein and FOR approval of the Company's 1998 Stock Option Plan. A stockholder giving a proxy may revoke it by written notice to the Secretary of the Company at any time before it is voted or by voting in person at the meeting.

At the close of business on September 11, 1998, the record date for the Annual Meeting, there were outstanding and entitled to vote 6,077,249 shares of Common Stock, with a par value of five cents ($.05) per share (the "Common Stock"), of the Company. Holders of Common Stock are entitled to one vote for each share held by them. The presence, in person or by proxy, of persons entitled to vote a majority of the Common Stock issued and outstanding constitutes a quorum for the conduct of all business to be considered at the Annual Meeting. The Company has no other voting securities outstanding.

A copy of the Annual Report of the Company including financial statements and a description of its operations for the fiscal year ended June 30, 1998 ("fiscal 1998") is enclosed. The Company will also make available to any stockholder, without charge, a copy of its fiscal 1998 report on Form 10-K, as filed with the Securities and Exchange Commission. Please write to Michael J. Meier, Secretary, 1111 Chester Avenue, Suite 750, Cleveland, Ohio 44114.

This Proxy Statement and accompanying form of Proxy are being mailed to stockholders on or about September 18, 1998.

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

                             ELECTION OF DIRECTORS

Under the Company's Certificate of Incorporation, the Board of Directors (the "Board") is divided into three classes as nearly equal in number as possible, with the term of office of one class expiring each year. This year, two directors are to be elected for three-year terms. There are currently seven directors of the Company. Unless otherwise specified, all duly executed proxies will be voted for the election of the nominees named below. All nominees have indicated their willingness to serve as directors, if elected, and the Company has no reason to believe they will be unable to serve. The persons designated as proxies, however, reserve full discretion to cast votes for other persons if any nominee, or any of the other directors whose terms are not expiring, is unable to serve. The two nominees receiving the greatest number of votes will be elected. Broker non-votes will be counted in determining a quorum, but will not otherwise be counted in determining the outcome of the election.

Information about the nominees for director and other directors whose term of office will continue after the Annual Meeting is set forth in the following paragraphs.

NOMINEES FOR TERMS EXPIRING IN 2001

JERRY A. COOPER
Age 59
Director since 1992, nominee for director

Mr. Cooper has served as President and Chief Executive Officer of the Company since 1992. From 1990 until joining the Company in 1992, Mr. Cooper was President and Chief Executive Officer of Bettcher Manufacturing Corporation. Bettcher is a metal forming company serving various industries, located in Cleveland, Ohio. From 1977 until 1990, he was President and General Manager of Mather Seal Company, located in Milan, Michigan. Mather Seal is a manufacturer of Teflon(TM) seals and specialty products for industry, and is a subsidiary of Federal-Mogul Corporation.

RICHARD W. LOCK
Age 66
Director since 1989, nominee for director

Mr. Lock has been the managing director of Magnus Associates since 1989. Magnus Associates is a management consulting firm located in Sylvania, Ohio. Mr. Lock served as Vice President and Treasurer of Owens-Illinois, Inc. from 1984 until 1988. Mr. Lock began his career with Owens-Illinois in 1962, and served in various capacities including Director of Corporate Planning, Director of Corporate Systems, and General Manager of an operating division. He is also a director of Fremont Plastics, Inc. and Northwest Ohio Venture Associates.

DIRECTORS WHOSE TERMS EXPIRE IN 1999

THOMAS H. ROULSTON II
Age 65
Director since 1990

Mr. Roulston has served as Chairman of the Board of the Company since 1990. Mr. Roulston has been the Chairman of the Board of Roulston & Company, Inc. since 1990, and served as President of Roulston & Company, Inc. from 1963 until 1990. Roulston & Company, Inc. is a registered investment adviser located in Cleveland,

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

Ohio. He is also a director of American Stone Industries, Inc., MJM Industries, Inc., University Club of Cleveland and R.B. Mfg. Co.

SCOTT D. ROULSTON
Age 41
Director since 1990

Mr. Roulston has been the President, Chief Executive Officer and a director of Roulston & Company, Inc. since 1990, and served as Senior Vice President of Roulston & Company, Inc. from 1986 until 1990. Mr. Roulston is the son of Thomas
H. Roulston II, Chairman of the Board.

DIRECTORS WHOSE TERMS EXPIRE IN 2000

JAMES E. HEIGHWAY
Age 52
Director since 1994

Mr. Heighway has been President and Chief Executive Officer of MJM Industries, Inc. since 1994. MJM Industries is a cable and electronic component assemblies firm, located in Fairport, Ohio. From 1985 until 1994 he served as President and Chief Executive Officer of Mueller Electric Company, Inc., a manufacturer of electronic test and instrumentation accessories located in Cleveland, Ohio.

GEORGE H. LEWIS III
Age 61
Director since 1994

Mr. Lewis has been President, Chief Executive Officer and Chairman of the Board of Akron Porcelain & Plastics Company of Akron, Ohio since 1975, and has been employed there since 1959. Akron Porcelain & Plastics is a custom molder and assembler of ceramic and plastic components for the automotive, appliance and electrical distribution industries. He is also a director of Mercury Plastics Company in Middlefield, Ohio.

JOHN D. ONG
Age 64
Director since 1997

Mr. Ong retired as Chairman of the Board of the BF Goodrich Company in July 1997. He received his B.A. and M.A. degrees from Ohio State University and his LL.B. degree from Harvard Law School. He joined the BF Goodrich Company in 1961 as assistant counsel. He was elected Executive Vice President and a Director in June 1973, Vice Chairman of the Board in April 1974, President in April 1975 and became Chairman of the Board and Chief Executive Officer in July 1979. He relinquished the title of Chief Executive Officer in December 1996 and retired as Chairman of the Board in July 1997. He is also a director of Ameritech Corporation, ASARCO Incorporated, Cooper Industries, Inc., The Geon Company, the Kroger Co., Marsh & McLennan Companies, Inc. and TRW Inc. In addition, he is a senior member of the Conference Board and a member of The Business Council. Mr. Ong is also a trustee of the University of Chicago and the John S. and James L. Knight Foundation, and chairman of The Musical Arts Association (The Cleveland Orchestra).

COMMITTEES OF THE BOARD OF DIRECTORS

The Audit Committee, established in 1990 and consisting entirely of nonemployee directors, met three times in fiscal 1998. The committee reviews external and internal audit plans and activities, reviews the Company's annual financial statements and reviews the Company's system of internal and financial controls. The committee also approves all significant fees for audit, audit-related and nonaudit services provided by the independent auditors and recommends the annual selection of independent auditors to the Board. Members of the audit committee are Richard W. Lock (chairman), George H. Lewis III and James E. Heighway.

The Compensation Committee, established in 1990 and consisting entirely of nonemployee directors, met one time in fiscal 1998. The committee administers the incentive, benefit and stock option plans of the Company and its subsidiaries, approves changes in senior executive compensation and recommends changes in the Company's incentive, benefit and stock option plans to the Board. The committee also recommends the retainer and attendance fees for nonemployee directors. Members of the compensation committee are Scott D. Roulston (chairman), James E. Heighway and John D. Ong.

The Executive Committee, established in 1992 and consisting of a majority of nonemployee directors, met three times in fiscal 1998. The committee acts upon matters requiring Board action during the intervals between Board meetings and includes all the functions of the Board of Directors other than the filling of vacancies in the Board of Directors or in any of its committees. Members of the executive committee are Thomas H. Roulston II (chairman), Jerry A. Cooper, Richard W. Lock and Scott D. Roulston.

The Investment Committee, established in 1993 and consisting entirely of nonemployee directors, met one time in fiscal 1998. The committee provides guidance to the administrator and trustees of the defined benefit pension plan of the Company's Defiance Precision Products, Inc. subsidiary, including setting investment guidelines, defining investment mix, selecting fund managers and monitoring fund managers' performance. Members of the investment committee are James E. Heighway (chairman), Richard W. Lock and George H. Lewis III.

The Nominating Committee, established in 1990 and consisting entirely of nonemployee directors, met one time in fiscal 1998. The committee recommends candidates for Board and Board Committee membership. Members of the nominating committee are Thomas H. Roulston II (chairman), George H. Lewis III and Scott D. Roulston.

ATTENDANCE AT MEETINGS

The Board of Directors of the Company met five times during fiscal 1998. During fiscal 1998 each director attended at least 75 percent of the meetings of the Board of Directors and any Committee of the Board of Directors on which he served.

COMPENSATION OF DIRECTORS

No directors' fees are paid to directors who are employees of the Company or any of its subsidiaries. Nonemployee directors, other than the Chairman, receive an annual fee of $12,000 and a meeting fee of $1,000 for each Board meeting attended. The Chairman receives an annual fee of $18,000 and a meeting fee of $1,500 for each Board meeting attended. Nonemployee directors also receive a meeting fee of $800 for each committee meeting attended, except the committee chairman, who receives a meeting fee of $1,100 for each committee meeting attended. All directors are reimbursed for reasonable out of pocket expenses incurred in connection with their services as directors. Each nonemployee director also receives a nondiscretionary automatic grant of nonqualified options to

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

purchase 2,000 shares of Common Stock pursuant to the 1994 Nonemployee Director Stock Option Plan upon becoming a director of the Company and thereafter on July 1 of each year of continuing service, with an option exercise price equal to the fair market value of the underlying Common Stock on the date of grant.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Mr. Scott D. Roulston is the son of Mr. Thomas H. Roulston II. Otherwise, no director or nominee for director has any family relationship to any other director or nominee for director of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Members of the compensation committee are all nonemployee directors who have never been officers or employees of the Company or any of its subsidiaries.

Roulston & Company, Inc., of which Mr. Thomas H. Roulston II is Chairman of the Board and Mr. Scott D. Roulston is President, managed an average of 65% of the assets of the defined benefit pension plan of the Company's Defiance Precision Products, Inc. subsidiary during fiscal 1998, for which it received fees of approximately $41,000. It is anticipated that Roulston & Company, Inc. will continue to provide these services during the fiscal year ended June 30, 1999 ("fiscal 1999").

NOMINATION OF DIRECTORS

The Board of Directors considers suitable candidates for membership on the Board from time to time. The Nominating Committee of the Board of Directors will consider nominees recommended by stockholders. Stockholders wishing to submit a recommendation should write to the Nominating Committee in care of Mr. Thomas H. Roulston II, Chairman of the Board, Defiance, Inc., 1111 Chester Avenue, Suite 750, Cleveland, OH 44114.

                APPROVAL OF THE COMPANY'S 1998 STOCK OPTION PLAN

On July 24, 1998, the Board, subject to stockholder approval, adopted the Defiance, Inc. 1998 Stock Option Plan (the "1998 Plan") as the successor to the Company's 1989 Stock Option Plan (the "1989 Plan"). The principal features of the 1998 Plan are summarized below, but such summary is qualified in its entirety by reference to the full text of the 1998 Plan, which is attached hereto as Exhibit A. Capitalized terms used but not otherwise defined in the summary that follows have the respective meanings ascribed to them in the 1998 Plan. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the 1998 Plan to be effective. The Board unanimously recommends that stockholders vote FOR approval of the 1998 Plan.

PURPOSE OF THE 1998 PLAN

As of July 24, 1998 all of the remaining options issuable under the Company's 1989 Plan had been granted. The Board therefore adopted the 1998 Plan, subject to stockholder approval, as the successor to the 1989 Plan for the purpose of continuing to advance the interests of the Company and its stockholders by offering to those employees of the Company and its subsidiaries who will be responsible for the long-term growth of the Company's earnings the opportunity to acquire or increase their equity interests in the Company, thereby achieving a greater

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

commonality of interest between stockholders and employees, enhancing the Company's ability to retain and attract highly qualified employees and providing an additional incentive to such employees to achieve the Company's long-term business plans and objectives. Unless previously terminated by the Board, the Plan will terminate on July 23, 2008.

STOCK SUBJECT TO THE 1998 PLAN

There are reserved for issuance under the 1998 Plan up to an aggregate of 500,000 shares of the Company's Common Stock, subject to adjustment in the case of certain corporate transactions. Shares of Common Stock acquired under the 1998 Plan may be authorized but unissued shares or treasury shares.

ELIGIBILITY

Only employees of the Company and its subsidiaries are eligible to participate in the 1998 Plan.

ADMINISTRATION

The 1998 Plan provides that it may be administered by the Board or by the compensation committee (the "Committee") of the Board, as determined from time to time by the Board. The Committee consists of no fewer than two directors of the Company who are appointed, from time to time, by the Board. At any time that the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), only directors who, at the time of service, qualify as non-employee directors within the meaning of Rule 16b-3 or its successor under the Exchange Act will be members of the Committee.

AWARDS UNDER THE 1998 PLAN

Options granted under the 1998 Plan may be either options intended to qualify as "incentive stock options", as that term is defined in the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options. The Board may, in its sole discretion and subject to the provisions of the 1998 Plan, grant to eligible employees at such times as it deems appropriate, Options to purchase shares of Common Stock, provided, however, that no eligible employee may be granted more than a total of 100,000 shares subject to Options in any calendar year. Options may be granted to participants in such amounts, subject to the limitations specified in the previous sentence, as the Board, in its sole discretion, may from time to time determine. At the time of grant of each Option, the Board will specify whether the Option is an incentive stock option or a non-qualified stock option. The per share exercise price of Options granted under the 1998 Plan may not be less than 100% of the fair market value of a share of the Company's Common Stock on the date of grant. Fair market value means the average of the high and low prices reported in the consolidated reporting system (for exchange traded securities and last sale reported over-the-counter securities) or the average of the bid and asked prices (for other over-the-counter securities), on the date the Option is granted, or, if no such prices are available, the fair market value on such date of a Share as the Board shall determine. Options granted under the 1998 Plan expire on the date determined by the Board at the time of grant (the "Termination Date"), but no Option is exercisable more than ten (10) years after the date on which it was granted.

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

EXERCISE OF OPTIONS

Unless otherwise determined by the Board at the time of grant, no Option is exercisable in whole or in part during the period commencing on the date of grant of the Option and ending on the first anniversary of the date of grant. Thereafter the Option will be exercisable as determined by the Board at the time of grant, subject to the limitation that the aggregate fair market value, determined as of the date of grant, of the shares as to which such Options are exercisable for the first time by a participant is limited to $100,000 per calendar year with respect to incentive stock options. In its discretion, the Board may at any time accelerate the exercisability of an Option. During the lifetime of a participant to whom an Option is granted, the Option may be exercised only by the participant or by the participant's attorney-in-fact or legal guardian (unless such exercise would disqualify an Option as an incentive stock option).

A participant who has been continuously employed by the Company or a subsidiary since the date of Option grant is eligible to exercise all Options which are then exercisable up to the Termination Date of such Options, subject to the limitation that the aggregate fair market value, determined as of the date of grant, of the shares as to which such Options are exercisable for the first time by a participant is limited to $100,000 per calendar year with respect to incentive stock options. The Board will decide in each case, subject to the limitations set forth in Section 422 of the Code applicable to incentive stock options, to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons will not for this purpose be deemed interruptions of continuous employment.

Options may be exercised by written notice to the Company, specifying the number of Option shares being purchased, and accompanied by payment in full of the purchase price for such shares in cash, or either by payment in the form of shares of Common Stock having a fair market value on the date of exercise equal to the purchase price for the shares as to which the Option is being exercised, or by payment in the form of a combination of cash and shares of Common Stock provided that payment may not be made in whole or in part with shares of Common Stock if the Board, in its sole discretion, refuses to accept such form of payment. In the case of Options intended to be incentive stock options, the aggregate fair market value, determined as of the date of grant, of the shares as to which such Options are exercisable for the first time by a participant is limited to $100,000 per calendar year. Non-qualified stock options may be exercised by a participant without regard to the foregoing limitation.

DEATH, DISABILITY OR TERMINATION OF EMPLOYMENT

In Case of Death. If an optionee who was granted an Option dies while employed by the Company or a subsidiary, the Options previously awarded may be exercised no later than one (1) year after the date of such termination of employment (but in no event after the Termination Date) by the optionee's estate, or by a person who acquired the right to exercise the Option by bequest or inheritance. An Option may be exercised within one (1) year of the date of such termination of employment only for the number of shares for which it could have been exercised at the time the optionee terminated employment with the Company and its subsidiaries by reason of his death. The failure to exercise all Options within one (1) year of the date of such termination of employment will result in the forfeiture of all unexercised Options.

In Case of Permanent and Total Disability. If an optionee who was granted an Option terminates employment with the Company and its subsidiaries because of permanent and total disability and is eligible for benefits under the Company disability plan, or successor plan, upon such termination of employment, the Options previously awarded may be exercised within one (1) year of such termination of employment (but in no event after the

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

Termination Date). An Option may be exercised within one (1) year of the date of such termination of employment only for the number of shares for which it could have been exercised at the time the optionee terminated employment with the Company and its subsidiaries by reason of permanent and total disability. The failure to exercise all Options by such optionee within one (1) year of the date of such termination of employment will result in the forfeiture of all unexercised Options.

By a Former Employee. An optionee who terminates employment with the Company and its subsidiaries for reasons other than permanent and total disability or death, must exercise all Options previously awarded within three (3) months of the date of his termination of employment (but in no event after the Termination Date). An Option may be exercised within three (3) months of the date of such termination of employment only for the number of shares for which it could have been exercised at the time the optionee terminated employment with the Company and its subsidiaries. The failure to exercise all Options by such optionee within three (3) months of the date of his termination of employment will result in the forfeiture of all unexercised Options.

ADJUSTMENT

In the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, or issuance or exercise of warrants or rights, the Board will make an appropriate and equitable adjustment in the number and kind of shares subject to outstanding Options, or portions thereof then unexercised, and the number and kind of shares subject to the 1998 Plan to the end that after such event the shares subject to the 1998 Plan and the participant's right to a proportionate interest in the Company are maintained as before the occurrence of such event. Such adjustment in an outstanding Option will be made without change in the total price applicable to the Option or the unexercised portion of any Option (except for any change in the total price resulting from rounding off share quantities or prices) and with any necessary corresponding adjustment in the option price per share. Any such adjustment made by the Board will be final and binding upon all participants in the 1998 Plan, the Company and all other interested persons. Any adjustment of an incentive stock option under this paragraph will be made in such manner so as not to constitute a "modification" within the meaning of
Section 424(h)(3) of the Code. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Board may make such adjustments as it deems equitable in respect of outstanding Options. Any such determination of the Board will be conclusive.

AMENDMENT AND TERMINATION OF THE 1998 PLAN

The Board may at any time suspend, amend or terminate the 1998 Plan and has the express authority to amend the 1998 Plan from time to time, with or without approval by the stockholders, in the manner and to the extent that the Board believes is necessary or appropriate in order to cause the 1998 Plan to conform to provisions of Rule 16b-3 under the Exchange Act and any other rules under
Section 16 of the Exchange Act, as any of such rules may be amended, supplemented or superseded from time to time. Except for adjustments as described in the immediately preceding paragraph, the Board may not, without the consent of the grantee of the Option, alter or impair any Option previously granted under the 1998 Plan. In addition to Board approval of an amendment, if the amendment would: (i) materially increase the benefits accruing to participants in the 1998 Plan; (ii) increase the number of shares deliverable under the 1998 Plan (other than adjustments described in the immediately preceding paragraph) or, (iii) materially modify the requirements as to eligibility for participation in the 1998

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

Plan, then such amendment must be approved by the holders of a majority of the Company's outstanding capital stock represented and entitled to vote at a meeting held for the purpose of approving such amendment to the extent required by either Section 162(m) or Section 422 of the Code. No Option may be granted during any suspension of the 1998 Plan or after termination thereof.

TRANSFERABILITY

Options granted under the 1998 Plan are not transferable by the optionee other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in Code.

CHANGE OF CONTROL

If a Change of Control of the Company occurs, the right to exercise an Option will be accelerated and it will become fully (100%) exercisable up to the maximum applicable to incentive stock options and the balance shall become a non-qualified stock option, subject to the limitation that any Option which has been outstanding less than six (6) months on the date of the Change of Control shall not be afforded such treatment. For the purposes of the last preceding sentence, the term "Change of Control" of the Company means and will be deemed to have taken place if, as the result of a tender offer, exchange offer, merger, consolidation, sale of assets, contested election, or any combination of the foregoing or other similar extraordinary transactions, the persons who are directors one year prior to the first of any such events to occur shall cease to constitute a majority of the Board of Directors of the Company (or, of the surviving or resulting corporation as the case may be) or any parent or successor to the Company.

FEDERAL INCOME TAX CONSEQUENCES OF 1998 PLAN

The following summary is intended only as a general guide as to the federal income tax consequences under current law with respect to participation in the 1998 Plan and does not attempt to describe all possible federal or other tax consequences of such participation. Furthermore, the tax consequences of options are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable. Optionees should consult their own tax advisers at the time of grant of an option, prior to the exercise of any option and prior to the disposition of any Common Stock acquired upon the exercise of an option. Under the Code as currently in effect, and under treasury regulations specifying that a non-qualified option does not have a readily ascertainable fair market value unless it meets certain conditions not satisfied here, the grant of either an incentive stock option or a non-qualified option under the 1998 Plan results in no tax consequences for the grantee of an option. When a non-qualified option is exercised, the excess of the fair market value of the shares received over the option price is taxable as ordinary income to the option holder. The gain (if any) on the subsequent disposition of Common Stock held for more than twelve months following exercise of a non-qualified option is subject to long-term capital gains treatment. Special rules may apply to the exercise of a non-qualified option by an officer or a director. The holder of an incentive stock option generally will not be taxed when the option is exercised (unless the exercise results in alternative minimum tax), and, provided the Common Stock received upon exercise is not disposed of within one year of receipt of the shares upon exercise or two years from the date on which the option is granted, the gain (if any) on the subsequent disposition will be subject to long-term capital gains treatment. For a non-qualified option, the Company generally will be entitled to a deduction at the same time and in the same amount as the option holder recognizes as ordinary income, provided that amount of income is considered reasonable compensation under the Code. For an incentive stock option, the Company will not be entitled to a deduction upon the exercise of the option. However, if the grantee of an incentive stock option exercises the option and disposes of the stock without satisfying both of the holding period requirements described above, the grantee will generally recognize ordinary income and the Company generally would be entitled to a deduction of the same amount.

REASON FOR AUTHORIZATION

The 1998 Plan is being submitted for stockholder approval pursuant to Sections 162(m) and 422 of the Code and the rules of the Nasdaq Stock Market. It is intended that options granted under the 1998 Plan constitute performance-based compensation for purposes of Section 162(m) of the Code.

NEW PLAN BENEFITS

As of July 24, 1998, options to purchase an aggregate of 84,395 shares of Common Stock had been granted under the 1998 Plan, subject to stockholder approval. The following table sets forth, to the extent determinable, the benefits or amounts that will be received by the following persons in the year following approval of the 1998 Plan: (i) the Named Executive Officers (two persons); (ii) the current executive officers as a group (five persons); (iii) the current directors who are not executive officers as a group (not eligible to receive grants under the plan); (iv) each nominee for election as a director (two persons); (v) each associate of any director, executive officer or nominee (number not determinable); and (vi) all employees, including all current officers who are not executive officers, as a group (approximately 22 persons). No other person received or is expected to receive 5% of the options issued under the 1998 Plan. All of such options are intended to qualify as incentive stock options to the extent allowable under Section 422 of the Code, except as indicated below.

                               NEW PLAN BENEFITS

1998 STOCK OPTION PLAN

                 NAME AND POSITION                      NUMBER OF OPTIONS
                 -----------------                      ------------------
Jerry A. Cooper
President and Chief Executive Officer                         22,395(1)
Michael J. Meier
VP-Finance, CFO, Secretary, Treasurer                         10,000
Current Executive Officers (as a Group)                       35,395
Current Non-Executive Directors (as a Group)                    None
Nominees for Election as Director:
  Jerry A. Cooper                                             22,395
  Richard W. Lock                                               None
Associates of Directors, Executive Officers or
  Nominees                                                      None
Employees (including Non-Executive Officers) (as a
  group)                                                      49,000

---------------

(1) Includes 9,516 options intended to qualify as incentive stock options and 12,879 non-qualified options.

The dollar value of options granted under the 1998 Plan will depend upon the spread between the exercise price of the options and the value of the Common Stock on the date of exercise of the options. The options shown above have an exercise price of $7.00 and were granted on July 24, 1998 with a term of ten years. These options become exercisable as follows: one-fourth one year after the date of grant, an additional one-fourth two years after the date of grant, an additional one-fourth three years after the date of grant and the remaining one-fourth four years after the date of grant. The number of options which may be issued in the future under the 1998 Plan is not now determinable.

VOTE REQUIRED

The affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve and adopt the 1998 Plan. In determining whether the proposal has received the requisite number of affirmative votes, broker non-votes will be counted for purposes of determining presence of a quorum but will not be considered present for purposes of determining a majority vote for approval of the 1998 Plan. Abstentions will be counted and will have the same effect as a vote against approval of the 1998 Plan. If stockholders do not approve the 1998 Plan, the Board will consider whether to adopt some alternative incentive compensation arrangement based on its assessment of the Company's needs.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE 1998 STOCK OPTION PLAN.

                             COMMON STOCK OWNERSHIP

BENEFICIAL OWNERSHIP OF FIVE PERCENT OR GREATER SHAREHOLDERS

The following table sets forth beneficial owners known to the Company of five percent or more of the Company's outstanding Common Stock as of August 21, 1998. All shares shown in the table reflect sole voting and investment power unless otherwise indicated.

                                                            NUMBER OF
                                                              SHARES                   PERCENT
 NAME AND ADDRESS                                          BENEFICIALLY                OF TOTAL
OF BENEFICIAL OWNER                                           OWNED                     SHARES
-------------------                                        ------------                --------
David L. Babson and Company Incorporated (1)                  671,100                     10.9%
One Memorial Drive
Cambridge, MA 02142

Wellington Management Company, LLP (2)                        633,000                     10.3%
75 State Street
Boston, MA 02109

Jerry A. Cooper (3)                                           520,028                      8.3%
1111 Chester Avenue, Suite 750
Cleveland, OH 44114

Dimensional Fund Advisors Inc. (4)                            383,800                      6.2%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

First Manhattan Co. (5)                                       371,385                      6.0%
437 Madison Avenue
New York, NY 10022

ROI Capital Management, Inc. (6)                              337,900                      5.5%
17 E. Sir Francis Drake Blvd., Suite 225
Larkspur, CA 94939

---------------

(1) Based upon Schedule 13G filed by David L. Babson and Company Incorporated ("Babson") as of July 31, 1998 with the Securities and Exchange Commission in its capacity as an Investment Adviser registered under Section 203 of the Investment Advisers Act of 1940. The schedule indicated that Babson had sole voting and dispositive power with respect to 671,100 shares.

(2) Based upon Schedule 13G filed by Wellington Management Company LLP ("Wellington") as of December 31, 1997 with the Securities and Exchange Commission in its capacity as an Investment Adviser registered under Section 203 of the Investment Advisers Act of 1940. The schedule indicated that Wellington had sole voting power with respect to no shares, shared voting power with respect to 388,000 shares, sole dispositive power with respect to no shares and shared dispositive power with respect to 633,000 shares.

(3) Mr. Cooper is a director and executive officer of the Company. Please refer to the table regarding directors, nominees for director and executive officers for ownership detail.

(4) Based upon Schedule 13G filed by Dimensional Fund Advisors Inc. ("Dimensional") as of December 31, 1997 with the Securities and Exchange Commission. Dimensional is a registered investment adviser, is deemed to have beneficial ownership of 383,800 shares of the Company as of December 31, 1997, all of which shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open-end investment company, or in series of The DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and the DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors, Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares. The schedule indicated that Dimensional had sole voting power with respect to 237,300 shares, shared voting power with respect to no shares, sole dispositive power with respect to 383,800 shares and shared dispositive power with respect to no shares. Persons who are officers of Dimensional also serve as officers of DFA Investment Dimensions Group, Inc. (the "Fund") and the DFA Investment Trust Company (the "Trust"), each an open-end management investment company registered under the Investment Company Act of 1940. In their capacity as officers of the Fund and the Trust, these persons have the power to vote 65,800 additional shares which are owned by the Fund and 80,700 shares which are owned by the Trust (both included in sole dispositive power above).

(5) Based upon information available on Nasdaq Online as of August 21, 1998. The shares held by First Manhattan Co. ("First Manhattan") are held in its capacity as a Broker or Dealer registered under Section 15 of the Securities Exchange Act of 1934 and an Investment Adviser registered under Section 203 of the Investment Advisers Act of 1940. The Schedule 13G filed by First Manhattan as of December 31, 1997 with the Securities and Exchange Commission indicated that First Manhattan had sole voting power with respect to 34,500 shares, shared voting power with respect to 352,735 shares, sole dispositive power with respect to 34,500 shares and shared dispositive power with respect to 374,085 shares. The schedule also indicated that 8,000 shares were owned by family members of general partners of First Manhattan and stated that First Manhattan disclaimed dispositive power as to 4,000 of such shares and beneficial ownership as to 4,000 of such shares.

(6) Based upon Schedule 13G filed by ROI Capital Management, Inc. ("ROI") on June 19, 1998 with the Securities and Exchange Commission in its capacity as an Investment Adviser registered under Section 203 of the Investment Advisers Act of 1940. The schedule indicated that ROI had sole voting and dispositive power with respect to all 337,900 shares. Mark T. Boyer and Mitchell J. Soboleski, the sole shareholders of ROI, are deemed to be the beneficial owners of the 337,900 shares pursuant to their ownership interests in ROI.

BENEFICIAL OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTOR AND EXECUTIVE OFFICERS

The following table sets forth the number of shares of Common Stock beneficially owned by each director, nominee for director and executive officer of the Company as of August 21, 1998. All shares shown in the table reflect sole voting and investment power unless otherwise indicated.

                                                                ADDITIONAL                TOTAL SHARES
                                                               SHARES DEEMED               AS PERCENT
                                       DIRECTLY   INDIRECTLY   BENEFICIALLY     TOTAL    OF OUTSTANDING
          BENEFICIAL OWNER               HELD        HELD        OWNED (1)     SHARES      SHARES(2)
          ----------------             --------   ----------   -------------   -------   --------------
Jerry A. Cooper (3)..................  422,446      14,900        82,682       520,028         8.3%
Thomas H. Roulston II (4)............  117,613      53,273         6,000       176,886         2.9%
Michael J. Meier.....................    5,210                    23,744        28,954         0.5%
Scott D. Roulston....................    8,888                     6,000        14,888         0.2%
John D. Ong..........................   10,000                     2,000        12,000         0.2%
George H. Lewis III..................    5,000                     6,000        11,000         0.2%
James E. Heighway (5)................    3,000       1,000         6,000        10,000         0.2%
Richard W. Lock......................    4,000                     6,000        10,000         0.2%
James L. Treece......................    3,300                     3,250         6,550         0.1%
Carl A. Rispoli......................    1,000                                   1,000         0.0%
Clifford Schumacher..................                                                          0.0%
                                       -------      ------        ------       -------        ----
All directors, nominees, and
  executive officers as a group (11
  persons)...........................  580,457      69,173       141,676       791,306        12.6%

---------------

(1) Shares subject to options exercisable within 60 days following August 21, 1998.

(2) Based on 6,151,449 shares of Common Stock outstanding on August 21, 1998, adjusted for shares subject to options exercisable within 60 days following August 21, 1998 held either by the named individuals or by the group as a whole.

(3) Indirect holdings include 14,900 shares held by Mr. Cooper's wife. Mr. Cooper disclaims beneficial ownership in these shares.

(4) Indirect holdings include 53,273 shares held by Mr. Roulston's wife. Mr. Roulston disclaims beneficial ownership in these shares.

(5) Indirect holdings include 1,000 shares held by a trust for Mr. Heighway's granddaughter of which Mr. Heighway is the trustee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and greater than ten percent stockholders to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"), and to furnish the Company with copies of all such filings. Based solely on its review of copies of these reports furnished to the Company and, where applicable, any written representation that no reports were required, the Company believes during fiscal 1998 all Section 16(a) filing requirements were met.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the annual and long-term compensation during each of the Company's last three fiscal years for the Company's Chief Executive Officer and other executive officers whose annual salary and bonus exceeded $100,000 during fiscal 1998 (collectively, the "Named Executive Officers").

                                                                                LONG-TERM
                                                                               COMPENSATION
                                                ANNUAL COMPENSATION               AWARDS
                                       --------------------------------------  ------------
                                                                 OTHER ANNUAL   SECURITIES     ALL OTHER
                                                                 COMPENSATION   UNDERLYING    COMPENSATION
  NAME AND PRINCIPAL POSITION    YEAR  SALARY($)   BONUS($)(1)      ($)(2)      OPTIONS(#)       ($)(3)
  ---------------------------    ----  ---------   -----------   ------------  ------------   ------------
Jerry A. Cooper................  1998   275,625      182,326          --          34,760         79,111
  President and CEO              1997   262,500      157,763          --               0         74,374
                                 1996   262,500      135,135          --          37,048         89,408
Michael J. Meier...............  1998   153,000       37,409          --           7,700         17,371
  VP-Finance, CFO,               1997   129,000       35,909          --          10,000         15,647
  Secretary, Treasurer           1996   125,500       28,414          --           9,000          7,768

---------------

(1) Based on service during the fiscal years indicated, though not paid until after the fiscal year.

(2) The value of perquisites and other personal benefits for each Named Executive Officer in each year was less than reporting thresholds established by the SEC.

(3) Includes Company contributions to a 401(k) plan, life insurance premiums, long-term disability insurance premiums, and Company contributions to the Defiance, Inc. Supplemental Executive Retirement Plan ("SERP") and the Defiance, Inc. Supplemental Savings and Deferred Compensation Plan ("SSDCP") as follows:

                                                          LIFE      LONG-TERM
                                          401(K) PLAN   INSURANCE   DISABILITY    SERP    SSDCP    TOTAL
                                          -----------   ---------   ----------   ------   ------   ------
      Mr. Cooper:
        1998............................     4,538        5,584       6,148      50,432   12,409   79,111
        1997............................     7,000        5,010       6,148      47,716    8,500   74,374
        1996............................     7,388        4,170       6,148      60,000   11,702   89,408
      Mr. Meier:
        1998............................     6,454          334                  10,075      508   17,371
        1997............................     4,830          284                   9,265    1,268   15,647
        1996............................     6,284          273                            1,211    7,768

The SERP was adopted during fiscal 1995 to provide retirement benefits on a nonqualified basis for certain key executives. This is an unfunded plan, the obligations of which are to be paid out of the general funds of the Company. Under this plan, the Company sets aside a percentage of each participant's salary and bonus earned for the fiscal year (nine to twelve percent for the CEO and six to eight percent for all other participants, based upon the participant's age) in an account in the name of the participant the following fiscal year. This plan was adopted retroactive to April 1, 1992 for the CEO (his date of hire) and effective July 1, 1995 for all other participants. Partial vesting begins after five years of service, with full vesting after ten years of service or at retirement. Interest is accrued annually at the percentage change in the Consumer Price Index.

Under the SSDCP, also adopted during fiscal 1995, an amount equal to the difference between the amount that would have been allocated to a participant's 401(k) account as Company contributions, in the absence of legislation limiting such allocations, and the amount actually allocated is added to the participant's account. Partial vesting begins after two years of service, with full vesting after six years of service or retirement. Interest is accrued annually at the Company's long-term borrowing rate.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth certain information concerning options granted under the 1989 Stock Option Plan during fiscal 1998 to each of the Named Executive Officers.

                                    INDIVIDUAL GRANTS                               POTENTIAL REALIZABLE
                        -----------------------------------------                     VALUE AT ASSUMED
                        NUMBER OF       % OF TOTAL      EXERCISE                   ANNUAL RATES OF STOCK
                        SECURITIES       OPTIONS         OR BASE                   PRICE APPRECIATION FOR
                        UNDERLYING      GRANTED TO        PRICE                       OPTION TERM (2)
                         OPTIONS        EMPLOYEES       ($/SHARE)    EXPIRATION    ----------------------
         NAME            GRANTED      IN FISCAL YEAR       (1)          DATE        5% ($)       10% ($)
         ----           ----------    --------------    ---------    ----------    ---------    ---------
Jerry A. Cooper.......    34,760          25.92%         $ 8.00       7/1/2007      174,883      443,188
Michael J. Meier......     7,700           5.74%         $ 8.00       7/1/2007       38,740       98,175

---------------

(1) Exercise prices are equal to the fair market value of the Company's Common Stock on the date of grant. These options become exercisable as follows: one-fourth one year after the date of grant, an additional one-fourth two years after the date of grant, an additional one-fourth three years after the date of grant and the remaining one-fourth four years after the date of grant.

(2) The potential realizable value of each grant of options assuming that the market price of the Company's Common Stock from the date of grant to the end of the option term (ten years) appreciates at an annualized rate of 5% and 10%. These assumed rates have been suggested by the SEC and are not intended to forecast actual future stock prices. No gain to the optionee is possible without an increase in stock price, which will also benefit all stockholders.

For information concerning grants under the 1998 Plan, see "New Plan Benefits" above.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

The following table summarizes options which were granted under the 1989 Stock Option Plan which were exercised during fiscal 1998 and presents the value of unexercised options held by each of the Named Executive Officers at fiscal year end.

                                                   NUMBER OF SECURITIES
                                                  UNDERLYING UNEXERCISED
                         SHARES                           OPTIONS                IN-THE-MONEY OPTIONS
                        ACQUIRED      VALUE       AT FISCAL YEAR-END (#)      AT FISCAL YEAR-END ($) (1)
                       ON EXERCISE   REALIZED   ---------------------------   ---------------------------
        NAME               (#)         ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
        ----           -----------   --------   -----------   -------------   -----------   -------------
Jerry A. Cooper......     45,796      97,317      61,773         46,749(2)      123,466        41,898
Michael J. Meier.....      7,633      18,128      18,819         17,367(3)       38,055        24,017

---------------

(1) The value of unexercised options represents the difference between the closing price of the Company's Common Stock on June 30, 1998 of $8.50 per share and the exercise price of the option, multiplied by the number of underlying shares.

(2) 20,949 option shares are exercisable commencing July 1, 1998.

(3) 4,925 option shares are exercisable commencing July 1, 1998.

LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

The Company did not have any long-term incentive plans in effect during fiscal 1998 other than the 1989 Stock Option Plan.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

The Company has an agreement with Mr. Cooper to enter into a post-termination obligation to consult and not to compete with the Company for one year if employment is terminated for reasons other than (i) cause (as defined in the agreement) or (ii) as the result of a change of control of the Company (as defined in the agreement). In addition, the Company has agreements with Mr. Cooper and Mr. Meier that provide for continuation of base salary, incentive compensation and benefits for two years in the event employment is terminated as the result of a change of control of the Company, after any consulting and non-compete agreements have been satisfied.

For purposes of the above, a change of control will be considered to have occurred if, as the result of a tender offer, exchange offer, merger, consolidation, sale of assets, contested election or any combination of the foregoing or other similar extraordinary transactions, the persons, who are directors one year prior to the first of any such events to occur, shall cease to constitute a majority of the Board of Directors of the Company or any parent or successor to the Company.

                       FIVE-YEAR STOCK PERFORMANCE GRAPH

The following graph compares the five-year cumulative total return of the Company's Common Stock to that of two published indices: one a major market index and the other an industry index. The Company has chosen the Nasdaq U.S. Stock Market Index ("Nasdaq") as the major market index and the Dow Jones Other Automobile Parts Index ("Auto parts") as the industry index. It is assumed that the value of the investment in Defiance, Inc. Common Stock and each index was $100 on June 30, 1993 and that all dividends were reinvested.

     Measurement Period
  (Fiscal Year Covered)                                  Nasdaq          Auto parts      Defiance, Inc.
         6/30/93                                           100               100               100
         6/30/94                                           101               101               102
         6/30/95                                           135               114               103
         6/30/96                                           173               133               100
         6/30/97                                           210               161               131
         6/30/98                                           278               196               145

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

GENERAL

The Compensation Committee (the "Committee") consists entirely of nonemployee directors who have never been employed by the Company or any of its subsidiaries. The Committee formulates overall Company compensation philosophy and related policies, administers and recommends appropriate modifications regarding annual and long-term executive incentive plans and benefits provided to officers and other senior executives and approves annual compensation changes and awards to this group.

In its development of compensation policies, plan changes and the determination of all awards to Company officers, the Committee takes into account a number of internal and external factors and criteria as well as a variety of independent data and information sources, including published executive compensation studies, an executive compensation study performed specifically for the Committee by a consulting firm which is updated annually, the Company's strategic financial goals and an overall executive compensation plan initially developed in 1992 and revised in 1997. The Committee's objective is to provide the Company's executive team with a competitive yet highly motivational, performance-oriented total compensation plan that fosters executive identification with ownership objectives and is consistent with and maximizes the financial interests of the Company's stockholders.

The Committee does not believe that the limitation on the tax deductibility of executive compensation in excess of one million dollars under Code Section 162(m) will affect the Company during fiscal 1999 because taxable compensation for any of the named executives is not anticipated to exceed one million dollars. Most of the options granted to date during fiscal 1999 will qualify as incentive stock options and, as such, would not result in any deduction by the Company upon exercise even in the absence of Section 162(m). Moreover, the 1998 Plan is intended to satisfy the requirements of Section 162(m)(4)(C) and thereby qualify for an exception from the application of Section 162(m) to the non-qualified options granted under the 1998 Plan.

BASE SALARIES

The Committee's approach to the determination of officer base salaries is that they be generally competitive with prevailing market medians paid by companies of similar size and industry for each respective position, commensurate with the incumbent's level of experience and performance within the scope of his/her responsibilities. Existing levels of incumbent base compensation as well as inflation-based salary structure increases also receive consideration regarding any adjustment decisions.

Further, base salary levels and ranges (which have been established for each officer position and include a minimum, midpoint, and maximum salary) are considered relative to the total market compensation determined for each officer position. Total compensation should strike an optimal balance between base salary, or the "fixed" element of direct compensation, and incentive, or "at risk" (contingent) compensation, with significant emphasis placed upon at risk incentive compensation within the total direct compensation package of Company officers.

ANNUAL INCENTIVES (BONUS)

The Company's Annual Incentive (Bonus) Plan identifies a percentage of base salary as a "Target" annual incentive amount for each officer. This amount is based upon current executive compensation survey data and can be earned by the achievement of predetermined corporate and, as appropriate for less senior officers, departmental objectives. In addition to a Target percentage of base salary that can be earned based upon the achievement of predetermined annual objectives, "Threshold" and "Maximum" performance levels directly and respectively correlate with minimum and maximum annual incentive amounts for each officer position. Substantial upside incentive income potential is awarded for achievement in excess of Target and substantial downside incentive income reduction is required for achievements that fail to reach Target levels.

The failure of an officer or other executive to attain the Threshold level of achievement results in no bonus payment and the Maximum bonus percentage for each position protects the Company from the prospect of paying windfall incentive amounts for the achievement of performance levels that are unexpectedly high or aberrant in nature.

After Tax Return on Average Equity ("ROE") represented the sole objective for determining the Chief Executive Officer's ("CEO") annual bonus through fiscal 1997. In fiscal 1998, ROE was the basis for 80% of the CEO's bonus, with the attainment of specific goals representing the remaining 20%. Effective commencing in fiscal 1999,

ROE will again be the sole objective for determining the CEO's annual bonus. In fiscal 1998 and for fiscal 1999, "Threshold" ROE is 11.0%, "Target" ROE is 16.0% and "Maximum" ROE is 19.5%. The rationale behind using ROE for the incentive plan of the CEO is that this officer, by the nature of his position, is in the most advantageous position to affect the Company's ability to achieve this key measure of overall corporate performance and, thereby, enhance stockholder value. Performance criteria with respect to other officers and key executives include corporate ROE along with achievement of certain pre-agreed upon subsidiary or department financial and task-oriented goals, weighted differently in each individual circumstance.

LONG-TERM INCENTIVES

During fiscal 1998, the Company's Long-Term Incentive Plan was the Defiance, Inc. 1989 Stock Option Plan (the "1989 Plan"), under which the Committee granted stock options to executive officers and other key employees. For options granted during fiscal 1998, the Committee determined the number of option shares granted to the corporate CEO, corporate CFO and subsidiary presidents by multiplying the officer's established midpoint annual base salary by a predetermined percentage for each position (67% for the CEO and ranging from 29% to 40% for the other officers), and dividing this product by an assigned option value computed using the Black-Scholes method. Options granted under the 1989 Plan for fiscal 1998 vest over a four-year period.

CHIEF EXECUTIVE OFFICER COMPENSATION

The base salary, annual incentive and long-term incentive awards of Mr. Jerry A. Cooper, the CEO, are adjusted and granted according to the provisions outlined above. During fiscal 1998 the Company exceeded Threshold ROE.

Mr. Cooper's base salary was increased 3.3% effective July 1, 1998 and is now annualized at $285,000, which is below the fiscal 1999 midpoint for his position. Based upon exceeding Threshold ROE and meeting specific pre-agreed upon goals, he was awarded an Annual Incentive (Bonus) of $182,326 and was granted options to purchase 35,000 common shares at $7.00 per share (the closing price of the shares as of the date of grant). The Annual Incentive award and stock option grants were both made in fiscal 1999 and the stock options vest over a four-year period.

Respectfully submitted,

Scott D. Roulston, Chairman
James E. Heighway
John D. Ong

                            INDEPENDENT ACCOUNTANTS

The firm of Ernst & Young LLP served as independent accountants for the Company for fiscal 1998, and have been named as such for fiscal 1999. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

                            EXPENSES OF SOLICITATION

The Company expects to solicit proxies primarily by mail, but directors, officers and employees of the Company may also solicit proxies in person or by telephone. All reasonable expenses in connection with the solicitation of proxies will be borne by the Company. The Company will make arrangements for the forwarding, at the Company's expense, of soliciting materials by brokers, nominees, fiduciaries and other custodians to their principals.

In addition, the Company has retained, at an estimated cost of $7,500 plus reasonable outside expenses, Morrow & Co., Inc., a firm specializing in proxy solicitation, to assist the Company in the solicitation of proxies by telephonic or written means on behalf of the Board of Directors and the mailing and distribution of proxy material.

                            STOCKHOLDERS' PROPOSALS

Stockholder proposals to be presented at the 1999 Annual Meeting must be received by the Corporate Secretary for inclusion in the Company's proxy statement and form of proxy by May 19, 1999.

                                 OTHER MATTERS

As of the date of this proxy statement, the management of the Company has no knowledge of any matters to be presented for consideration at the meeting other than those referred to above. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote such proxy to the extent entitled according to their best judgment.

By order of the Board of Directors,

Michael J. Meier
Secretary
September 18, 1998

                                   EXHIBIT A

                                 DEFIANCE, INC.

                             1998 STOCK OPTION PLAN

                                 JULY 24, 1998

1. PURPOSE. The purpose of this 1998 Stock Option Plan (the "Plan") is to advance the interests of Defiance, Inc. (the "Company") and its shareholders by offering to those employees of the Company and its subsidiaries who will be responsible for the long-term growth of the Company's earnings the opportunity to acquire or increase their equity interests in the Company, thereby achieving a greater commonality of interest between shareholders and employees, enhancing the Company's ability to retain and attract highly qualified employees and providing an additional incentive to such employees to achieve the Company's long-term business plans and objectives.

2. GRANT OF OPTIONS. Grants may be made under the Plan in the form of incentive stock options as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options.

Incentive and non-qualified stock options shall be referred to individually as an "Option" and collectively as "Options" in this Plan.

3. ADMINISTRATION.

     (A) Committee. The Plan shall be administered by the Company's Board of Directors (the "Board") or by the compensation committee (the "Committee") of the Board, as determined from time to time by the Board. The Committee shall consist of no fewer than two directors of the Company who shall be appointed, from time to time, by the Board. At any time that the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), only directors who, at the time of service, qualify as non-employee directors within the meaning of Rule 16b-3 or its successor under the Exchange Act shall be members of the Committee. All references in this Plan to the Board shall be understood to refer either to the full Board or to the Committee, to the extent administration of the Plan has been delegated by the Board to the Committee.

     (B) Authority. The Board, or the Committee, to the extent the Board has delegated such authority to the Committee, shall have full and final authority with respect to the Plan (i) to interpret all provisions of the Plan consistent with law; (ii) to determine the number and type of Options to be granted to each employee and the price at which they may be exercised; (iii) to specify the number of shares subject to each Option;
     (iv) to prescribe the form and terms of instruments evidencing any Option granted under the Plan; (v) to determine when Options may be exercised;
     (vi) to adopt, amend and rescind general and special rules and regulations for the Plan's administration; and (vii) to make all other determinations necessary or advisable for the administration of the Plan. The Board may permit the voluntary surrender of all or a portion of any Option granted under the Plan to be conditioned upon the granting to the employee of a new Option for the same or a different number of shares as the Option surrendered, or may require surrender of all or a portion of any Option granted under the Plan as a condition precedent to the grant of a new Option to such employee. Such new Option shall be exercisable at the option price, during the option period, and in accordance with any other terms or conditions specified by the Board at the time the new Option is granted, subject to the provisions of the Plan and without regard to the option price, option period, or any other terms or conditions of the Option surrendered. The Board may, with the consent of the person or persons who has been granted an Option under the Plan, amend the instrument regarding such Option consistent with the provisions of the Plan.

     (C) Indemnification. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith. The members of the Board and the Committee shall be indemnified by the Company for any acts or omissions in connection with the Plan to the full extent permitted by Delaware and Federal law.

4. ELIGIBILITY. Participation in the Plan shall be determined from time to time by the Board and shall be limited to employees of the Company and its subsidiaries.

5. STOCK SUBJECT TO PLAN. Subject to adjustments as provided in Section 7(A) hereof, the aggregate number of shares of common stock, par value $.05 per share, of the Company ("Shares") as to which Options may be granted under the Plan shall not exceed 500,000 Shares. Such Shares may be authorized but unissued Shares or treasury Shares.

The Board shall maintain records showing the cumulative total of all Shares subject to Options outstanding, and the number of Shares delivered upon exercise of any Option granted under the Plan.

If an Option granted hereunder shall expire or terminate for any reason without having been fully exercised, then the Shares covered by the unexercised portion of such Option, shall be available for the purposes of this Plan. In addition, any Shares which are used as full or partial payment by a Participant of the exercise price upon exercise of an Option shall be available for grant under the Plan as shall any Shares which are withheld in payment of tax withholding obligations of a Participant (as provided in Section 7(F)).

6. OPTIONS.

     (A) Allotment of Shares. The Board may, in its sole discretion and subject to the provisions of the Plan, grant to eligible employees at such times as it deems appropriate following adoption of the Plan by the Board, Options to purchase Shares, provided, however, that no eligible employee may be granted more than a total of 100,000 shares subject to Option in any calendar year.

     Options may be granted to participants in such amounts, subject to the limitations specified in this Section, as the Board, in its sole discretion, may from time to time determine. At the time of grant of each Option, the Board shall specify whether the Option is an incentive stock option or a non-qualified stock option.

     (B) Option Price. The price per Share at which each non-qualified or incentive stock option granted under the Plan may be exercised shall not, as to any particular Option, be less than one hundred percent (100%) of the fair market value of a Share at the time such option is granted and in no event shall the option price be less than the par value per Share. In the case of a participant who owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any subsidiary (as determined under Section 424(d) of the Code) at the time the incentive stock option is granted, the option price shall not be less than 110% of the fair market value of the Shares at the time the incentive stock option is granted. The foregoing rule shall not apply to a non-qualified stock option.

     For purposes of Options granted hereunder, "fair market value" of a Share shall mean the average of the high and low prices reported in the consolidated reporting system (for exchange traded securities and last sale reported over-the-counter securities) or the average of the bid and asked prices (for other over-the-counter securities), on the date the Option is granted, or, if no such prices are available, the fair market value on such date of a Share as the Board shall determine. Unless another date is specified by the Board, the date on which the Board approves the granting of an Option shall be deemed the date on which the Option is granted.

     (C) Option Period. An Option granted under the Plan shall terminate, and the right of the participant (or the participant's estate, personal representative, or beneficiary) to purchase Shares upon exercise of the Option shall expire, on the date determined by the Board at the time the Option is granted (the "Termination Date"). No Option shall be exercisable more than ten (10) years after the date on which it was granted. In the case of a participant who owns stock representing more than ten percent (10%) of the total combined voting power of all classes of the Company's stock, no incentive stock option shall be exercisable more than five (5) years after the date on which it is granted.

     (D) Exercise of Options.

        (1) By a Participant During Continuous Employment.

        Unless otherwise determined by the Board at the time of grant, no Option will be exercisable in whole or in part during the period commencing on the date of grant of the Option and ending on the first anniversary of the date of grant and thereafter the Option will be exercisable as determined by the Board at the time of grant, subject to the provisions of Section 6(F) with respect to incentive stock options. In its discretion, the Board may at any time accelerate the exercisability of an Option. During the lifetime of a participant to whom an Option is granted, the Option may be exercised only by the participant or by the participant's attorney-in-fact or legal guardian (unless such exercise would disqualify an Option as an incentive stock option).

        A participant who has been continuously employed by the Company or a subsidiary since the date of Option grant is eligible to exercise all Options which are then exercisable up to the Termination Date of such Options subject to the provisions of Section 6(F) with respect to incentive stock options. The Board will decide in each case, subject to the limitations set forth in Section 422 of the Code applicable to incentive stock options, to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not for this purpose be deemed interruptions of continuous employment.

        (2) By a Former Employee.

        A participant who terminates employment with the Company and its subsidiaries for reasons other than permanent and total disability or death, must exercise all Options previously awarded within three (3) months of the date of his termination of employment (but no later than the Termination Date of the Options). The exercise of such Options which are incentive stock options are subject to the provisions of Section 6(F). An Option may be exercised within three (3) months of the date of such termination of employment only for the number of Shares for which it could have been exercised at the time the participant terminated employment with the Company and its subsidiaries. The failure to exercise all Options by such a participant within three (3) months of the date of his termination of employment will result in the forfeiture of all unexercised Options.

        (3) In Case of Permanent and Total Disability.

        If a participant who was granted an Option terminates employment with the Company and its subsidiaries because of permanent and total disability and is eligible for benefits under the Company disability plan, or successor plan, upon such termination of employment, the Options previously awarded may be exercised within one (1) year of such termination of employment subject to the provisions of Section 6 (F) regarding incentive stock options. An Option may be exercised within one
        (1) year of the date of such termination of employment only for the number of Shares for which it could have been exercised at the time the participant terminated employment with the Company and its subsidiaries by reason of permanent and total disability. The failure to exercise all Options by such a participant within one (1) year of the date of such termination of employment will result in the forfeiture of all unexercised Options.

        (4) In Case of Death.

        If a participant who was granted an Option dies while employed by the Company or a subsidiary, the Options previously awarded may be exercised no later than one (1) year after the date of such termination of employment by the participant's estate, or by a person who acquired the right to exercise the Option by bequest or inheritance and subject to the requirements of Section 6(F) regarding incentive stock options. An Option may be exercised within one (1) year of the date of such termination of employment only for the number of Shares for which it could have been exercised at the time the participant terminated employment with the Company and its subsidiaries by reason of his death. The failure to exercise all Options within one (1) year of the date of such termination of employment will result in the forfeiture of all unexercised Options.

        (5) Termination of Options.

        An Option granted under the Plan shall be considered terminated in whole or in part, to the extent that, in accordance with the provisions of the Plan, it can no longer be exercised for Shares originally subject to the Option.

     (E) Manner of Exercise and Payment.

        (1) Exercise

        Each option granted under this Plan shall be deemed exercised to the extent that the participant shall deliver to the Company written notice of the number of full Shares with respect to which the Option is being exercised. The participant shall at the same time tender to the Company payment in full for the Shares for which the Option is exercised, which may be in cash or, subject to Section 6(E), Paragraph 2 hereof, in previously issued Shares or partly in cash and partly in Shares, and shall comply with such other reasonable requirements as the Board may establish, pursuant to Section 7(D) of the Plan. These provisions shall not preclude exercise of an Option, or payment for Shares, by any other proper legal method specifically approved by the Board.

        No person, estate or other entity shall have any of the rights of a shareholder with reference to Shares subject to an Option until a certificate for the Shares has been delivered.

        An Option granted under this Plan may be exercised for any lesser number of whole Shares than the full amount for which it could then be exercised, provided, however, that the Board may require, in the agreement evidencing an Option, any partial exercise to be with respect to a specified minimum number of Shares. Such a partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with the Plan for the remaining Shares subject to the Option.

        (2) Payment in Shares

        The value of Shares delivered for payment of the exercise price shall be the fair market value of the Shares determined as provided in Section 6(B) on the date the Option is exercised. If certificates representing Shares are used to pay all or part of the exercise price of an Option, separate certificates shall be delivered to the Company representing the number of Shares so used, and an additional certificate or certificates shall be delivered representing the additional Shares to which the Option holder is entitled as a result of exercise of the Option. Notwithstanding the foregoing and the provisions of Section 6(E), paragraph (1), the Board, in its sole discretion, may refuse to accept Shares delivered for payment of the exercise price, in which event any certificates representing Shares that were actually received by the Company with the written notice of exercise shall be returned to the person exercising such Option together with notice by the Company of the refusal of the Company to accept such Shares.

     (F) Limitations on Exercise. In the case of Options intended to be incentive stock options, the aggregate fair market value, determined as of the date of grant, of the Shares as to which such Options are exercisable for the first time by a participant shall be limited to $100,000 per calendar year.

     Non-qualified stock options may be exercised by a participant without regard to the foregoing limitation.

7. OTHER PROVISIONS

     (A) Adjustment of Shares. In the event that the outstanding Shares are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of Shares, or issuance or exercise of warrants or rights, the Board shall make any appropriate and equitable adjustment in the number and kind of Shares subject to outstanding Options, or portions thereof then unexercised, and the number and kind of Shares subject to the Plan to the end that after such event the Shares subject to the Plan and the Participant's right to a proportionate interest in the Company shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of any Option (except for any change in the total price resulting from rounding off Share quantities or prices) and with any necessary corresponding adjustment in the option price per Share. Any such adjustment made by the Board shall be final and binding upon all Participants, the Company and all other interested persons. Any adjustment of an incentive stock option under this paragraph shall be made in such manner so as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. In the event of any offer to holders of common stock generally relating to the acquisition of their Shares, the Board may make such adjustments as it deems equitable in respect of outstanding Options. Any such determination of the Board shall be conclusive.

     (B) Change of Control. In the event the Company experiences a Change of Control (as hereafter defined), all Options shall become exercisable immediately prior to the Change of Control, provided that any such Options which are incentive stock options shall be exercisable up to the maximum amount allowed by

     Section 6(F) applicable to incentive stock options and the balance shall become a non-qualified stock option, subject to the limitation that any Option which has been outstanding less than six (6) months on the date of the Change of Control shall not be afforded such treatment.

     For purposes of this Plan, the term "Change of Control" of the Company shall mean and shall be deemed to have taken place if, as the result of a tender offer, exchange offer, merger, consolidation, sale of assets, contested election, or any combination of the foregoing or other similar extraordinary transactions, the persons, who are directors one year prior to the first of any such events to occur, shall cease to constitute a majority of the Board of Directors of the Company (or, of the surviving or resulting corporation as the case may be) or any parent or successor to the Company.

     (C) Non-Transferability. No Option granted to a Participant under this Plan shall be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Option other than as permitted in the preceding sentence shall give no right to the purported transferee.

     (D) Compliance with Law and Approval of Regulatory Bodies. No Option shall be exercisable and no Shares shall be delivered in settlement of any Option under this Plan except in compliance with all applicable Federal and state laws and regulations including, without limitation, compliance with the rules of all domestic stock exchanges or quotation system on which the Company's Shares may be listed. Any Share certificate issued to evidence Shares for which an Option is exercised, shall bear such legends and statements as the Board deems advisable in order to assure compliance with Federal and state laws and regulations. No Option shall be exercisable and no Shares shall be delivered under this Plan until the Company has obtained consent or approval from such regulatory bodies, Federal or state, having jurisdiction over such matters as the Board may deem advisable.

     In the case of the exercise of an Option by a person or estate acquiring the right to exercise such Option by bequest or inheritance the Board may require reasonable evidence as to the ownership of the Option, and may require such consents and releases of taxing authorities as it may deem advisable.

     (E) No Right to Employment. Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, shall confer upon any Participant under the Plan any right to continue in the employ of the Company or a subsidiary or shall in any way affect the right and power of the Company or a subsidiary to terminate the employment of any participant under the Plan at any time with or without assigning a reason therefor.

     (F) Tax Withholding. The Board shall have the right to deduct following the exercise of any Option exercised under the Plan any Federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to take any such other action as may be necessary in the opinion of the Board to satisfy all obligations for payment of such taxes. If Shares which would otherwise be delivered following exercise of an Option are used to satisfy tax withholding, such Shares shall be valued based on their fair market value determined in accordance with section 6(B) when the tax withholding is required to be made.

     (G) Amendment and Termination. The Board may at any time suspend, amend or terminate the Plan, and, without limiting the foregoing, the Board shall have the express authority to amend the Plan from time to time, with or without approval by the shareholders, in the manner and to the extent that the Board believes is necessary or appropriate in order to cause the Plan to conform to provisions of Rule 16b-3 under the Exchange Act and any other rules under
     Section 16 of the Exchange Act, as any of such rules may be amended, supplemented or superseded from time to time. Except for adjustments made in accordance with Section 7(A), the Board may not, without the consent of the grantee of the Option, alter or impair any Option previously granted under the Plan. No Option may be granted during any suspension of the Plan or after termination thereof.

     In addition to Board approval of an amendment, if the amendment would: (i) materially increase the benefits accruing to Participants; (ii) increase the number of Shares deliverable under the Plan (other than in accordance with the provisions of Section 7(A) or, (iii) materially modify the requirements as to eligibility for participation in the Plan, then such amendment shall be approved by the holders of a majority of the Company's outstanding capital stock represented and entitled to vote at a meeting held for the purpose of approving such amendment to the extent required by either Section 162(m) or Section 422 of the Code.

     (H) Effective Date of the Plan. This Plan was adopted by the Board on July 24, 1998. Options may be granted under this Plan on and after the date the Plan was adopted by the Board, provided, however, that if the Plan is not approved by the shareholders at the Annual Meeting of the Company within twelve (12) months after the date the Plan was adopted by the Board, all such previously granted Options shall be null and void.

     (I) Duration of the Plan. Unless previously terminated by the Board, this Plan shall terminate at the close of business on July 23, 2008, and no Option shall be granted under it thereafter, but such termination shall not affect any Option theretofore granted.

     (J) Use of Certain Terms. The terms "parent" and "subsidiary" shall have the meanings ascribed to them in Section 424 of the Code and unless the context otherwise requires, the other terms defined in Section 421, 422 and 424, inclusive, of the Code and regulations and revenue rulings applicable thereto, shall have the meanings attributed to them therein.

                                 DEFIANCE, INC.

                PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned hereby appoints Thomas H. Roulston II, Michael J. Meier, or either of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Defiance, Inc. (the "Company") to be held on October 23, 1998 at 1:30 p.m., local time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting.

IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES REPRESENTED THEREBY WILL BE VOTED. IF A CHOICE IS SPECIFIED BY THE STOCKHOLDER, THE SHARES WILL BE VOTED ACCORDINGLY. IF NOT OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN ITEM 1 AND FOR APPROVAL OF THE COMPANY'S 1998 STOCK OPTION PLAN IN ITEM 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                         (TO BE SIGNED ON REVERSE SIDE)

                                                           -----------
                                                           SEE REVERSE
                                                              SIDE
                                                           -----------

[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.

                            NOMINEES: JERRY A. COOPER
                                      RICHARD W. LOCK
                    FOR    WITHHELD                                                                FOR     AGAINST    ABSTAIN
1. ELECTION OF      [ ]      [ ]                              2. TO APPROVE THE DEFIANCE, INC.     [ ]       [ ]        [ ]
   DIRECTORS.                                                    1998 STOCK OPTION PLAN (THE
                                                                 "1998 PLAN").

FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):      3. IN THEIR DISCRETION, UPON SUCH
                                                                 OTHER MATTERS AS MAY PROPERLY
-------------------------------------------------------          COME BEFORE THE MEETING, ALL IN
                                                                 ACCORDANCE WITH THE ACCOMPA-
                                                                 NYING NOTICE AND PROXY STATE-
                                                                 MENT, RECEIPT OF WHICH IS
                                                                 ACKNOWLEDGED.



SIGNATURE                                                                                 DATE
         --------------------------------------------------------------------------------      --------------------------------
SIGNATURE                                                                                 DATE
         --------------------------------------------------------------------------------      --------------------------------
                                         (IF HELD JOINTLY)

NOTE:Sign exactly as name(s) appears on this proxy, including where proper, official position or representative capacity.
